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                                                                   EXHIBIT 10.22

                               AMENDMENT NO. 1 TO
               ALLEGIANCE TELECOM, INC. RESTRICTED STOCK AGREEMENT

     This Amendment No. 1 (this "AMENDMENT") to the Allegiance Telecom, Inc. Restricted Stock Agreement dated June 7, 2002 (the "ORIGINAL AGREEMENT") is being signed as of November 5, 2002, by and between Allegiance Telecom, Inc., a Delaware corporation and the person signing below. This Amendment amends certain provisions of the Original Agreement. Capitalized terms used but not defined in this Amendment have the meanings given to such terms in the Original Agreement.

     NOW, THEREFORE, in consideration of the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. The vesting schedule contained in Paragraph 2(a) of the Original Agreement is amended as follows:

                                          CUMULATIVE % OF RESTRICTED SHARES
          VESTING DATE                       VESTED ON SUCH VESTING DATE
--------------------------------------------------------------------------------
           Award Date                                      0%
--------------------------------------------------------------------------------
        February 25, 2003                              34.00%
--------------------------------------------------------------------------------
         March 31, 2003                                36.75%
--------------------------------------------------------------------------------
         April 30, 2003                                39.50%
--------------------------------------------------------------------------------
          May 30, 2003                                 42.25%
--------------------------------------------------------------------------------
          June 30, 2003                                45.00%
--------------------------------------------------------------------------------
          July 31, 2003                                47.75%
--------------------------------------------------------------------------------
         August 29, 2003                               50.50%
--------------------------------------------------------------------------------
       September 30, 2003                              53.25%
--------------------------------------------------------------------------------
        October 31, 2003                               56.00%
--------------------------------------------------------------------------------
        November 28, 2002                              58.75%
--------------------------------------------------------------------------------
        December 31, 2003                              61.50%
--------------------------------------------------------------------------------
        January 30, 2004                               64.25%
--------------------------------------------------------------------------------
        February 27, 2004                              67.00%
--------------------------------------------------------------------------------
         March 31, 2004                                69.75%
--------------------------------------------------------------------------------
         April 30, 2004                                72.50%
--------------------------------------------------------------------------------
          May 31, 2004                                 75.25%
--------------------------------------------------------------------------------
          June 30, 2004                                78.00%
--------------------------------------------------------------------------------
          July 30, 2004                                80.75%
--------------------------------------------------------------------------------
         August 31, 2004                               83.50%
--------------------------------------------------------------------------------
       September 30, 2004                              86.25%
--------------------------------------------------------------------------------
        October 29, 2004                               89.00%
--------------------------------------------------------------------------------
        November 30, 2004                              91.75%
--------------------------------------------------------------------------------
        December 31, 2004                              94.50%
--------------------------------------------------------------------------------
        January 31, 2005                               97.25
--------------------------------------------------------------------------------
        February 28, 2005                                100%
--------------------------------------------------------------------------------

2. Other than as set forth above, this Amendment does not amend, modify or supplement any other terms of the Original Agreement. This Amendment and the Original Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

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3.   This Amendment may be executed in separate counterparts, none of which need contain the signature of more than one party hereto but each of which will be deemed to be an original and all of which taken together will constitute one and the same agreement.

     Signed and effective as of the 5th day of November 2002.


                                       Signed:
                                               --------------------------

                                       Printed Name:
                                                     --------------------

                                       ALLEGIANCE TELECOM, INC.


                                       By:
                                           ------------------------------
                                       Name: Royce J. Holland
                                       Its: Chairman and Chief Executive Officer